EXHIBIT 10.21









                                AMENDMENT TO THE
                               OPERATING AGREEMENT
                                       OF
                         MAVERICK BASIN EXPLORATION, LLC

                               DATED JULY 14, 2004








                                  JULY 14, 2004

                                AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                         MAVERICK BASIN EXPLORATION, LLC

         THIS AMENDMENT to the Operating Agreement of MAVERICK BASIN EXPLORATION, LLC, a Delaware Limited Liability Company, ("Operating Agreement") is entered into and shall be effective this 14th day of July, 2004, among Touchstone Resources USA, Inc. ("Touchstone") (The "Withdrawing Class A Member" and the "Initial Class B Member"), PHT Gas, LLC ("PHT") (the "Initial Class C Member") and South Oil, Inc. ("South Oil") (the "Additional Class A Member") (collectively the "Members").

                              W I T N E S S E T H:

         WHEREAS, Touchstone, prior to making any membership contributions to the Company, has withdrawn as a Class A Member; and

         WHEREAS, South Oil has agreed to become an Additional Class A Member and assume the capital contribution requirements of the Class A Member.

         NOW, THEREFORE, intending to be legally bound, the Members hereby approve the amendment to the Operating Agreement to admit South Oil as an Additional Class A Member. The Ownership interest of Maverick Basin Exploration LLC shall be amended to reflect those percentages listed on Exhibit A, attached.


                                       WITHDRAWING CLASS A MEMBER:

                                       TOUCHSTONE RESOURCES USA, INC.


                                       By: /s/ Stephen P. Harrington
                                          --------------------------------------
                                           Steven P. Harrington, President



                                       ADDITIONAL CLASS A MEMBER:

                                       SOUTH OIL, INC.


                                       By: /s/ Mark A. Bush
                                          --------------------------------------
                                           Mark A. Bush, President



                                       [Signatures Continued on Following Page]

                                       CLASS B MEMBER

                                       TOUCHSTONE RESOURCES USA, INC.


                                       By: /s/ Stephen P. Harrington
                                          --------------------------------------
                                           Steven P. Harrington, President


                                       CLASS C MEMBER

                                       PHT GAS, LCC
                                       By: RMS ADVISORS, INC., Manager


                                       By: /s/ Howard M. Appel
                                          --------------------------------------
                                           Howard M. Appel, President

                         MAVERICK BASIN EXPLORATION, LLC
                                     MEMBERS
                               AS OF JULY 14, 2004

   NAME                                                     PERCENTAGE INTEREST
   ----                                                     -------------------

   Class A Member

   South Oil, Inc.
   5858 Westheimer Street, Suite 708                               74.25%
   Houston, TX 77057


   Class B Member

   Touchstone Resources, USA, Inc.
   111 Presidential Boulevard, Suite 165                           24.75%
   Bala Cynwyd, PA 19004


   Class C Member

   PHT Gas, LLC
   111 Presidential Boulevard, Suite 158                             1%
   Bala Cynwyd, PA 19004